TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses

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Transamerica International Bond

The following information replaces the second sentence of the first paragraph in the Prospectuses under the sections entitled “Principal Investment Strategies” and “More on Each Fund’s Strategies and Investments - Transamerica International Bond”:

A bond is deemed to be “high-quality” if it has a rating of A- or higher from Standard & Poor’s Corporation (“S&P”) or A3 or higher from Moody’s Investors Service, Inc. (“Moody’s”) (or is an unrated security determined to be of comparable quality by the sub-adviser).

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Investors Should Retain this Supplement for Future Reference

July 17, 2012